PIMCO All Asset All Authority Fund
Summary Prospectus
August 1, 2026 (as supplemented August 18, 2026)
Share Class:	Inst	I-2	I-3	Admin	A	C
Ticker:	PAUIX	PAUPX	PAUNX	-	PAUAX	PAUCX
Before you invest, you may want to review the Fund’s prospectus, which, as supplemented, contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at http://investments.pimco.com/prospectuses. You can also get this information at no cost by calling 888.87.PIMCO or by sending an email request to piprocess@sscinc.com. The Fund’s prospectus and Statement of Additional Information, both dated August 1, 2026, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 52 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Management Fees	0.25%	0.35%	0.45%	0.25%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%
Other Expenses(1)(2)	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Acquired Fund Fees and Expenses(2)	1.87%	1.87%	1.87%	1.87%	1.87%	1.87%
Total Annual Fund Operating Expenses	4.12%	4.22%	4.32%	4.37%	4.52%	5.27%
Fee Waiver and/or Expense Reimbursement(3)	N/A	N/A	(0.05%)	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)(5)	4.12%	4.22%	4.27%	4.37%	4.52%	5.27%
1
Interest expense of 1.99% results from the Fund’s ability to borrow money for investment purposes from a committed line of credit. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund’s use of such line of credit in seeking to achieve the objective of the Fund.
2
“Other Expenses” and Acquired Fund Fees and Expenses include interest expense of the Fund and of the Underlying PIMCO Funds of 1.99% and 0.90%, respectively. Interest expense is borne by the Fund and the Underlying PIMCO Funds separately from the management fees paid to PIMCO. Excluding interest expense of the Fund and of the Underlying PIMCO Funds, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 1.23%, 1.33%, 1.38%, 1.48%, 1.63% and 2.38% for Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares, respectively.
3
PIMCO has contractually agreed, through July 31, 2027, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
4
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund’s prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
5
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund's Class A and Class C shares have been restated to reflect current expenses and fee waivers.
Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PIMCO Funds | Summary Prospectus

PIMCO All Asset All Authority Fund

If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$414	$1,252	$2,106	$4,306
I-2	$424	$1,281	$2,152	$4,388
I-3	$429	$1,305	$2,193	$4,467
Administrative Class	$438	$1,323	$2,220	$4,510
Class A	$978	$1,841	$2,711	$4,925
Class C	$626	$1,575	$2,617	$5,060
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$978	$1,841	$2,711	$4,925
Class C	$526	$1,575	$2,617	$5,060
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing all or a significant portion of their assets in other funds.The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and PIMCO California Municipal Opportunistic Advantage Fund and PIMCO National Municipal Opportunistic Advantage Fund (collectively, “Underlying PIMCO Funds”). As used in the investment objective, “real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure, and “real capital” equals capital less the estimated cost of inflation measured by the change in an official inflation measure. In addition to investing in Underlying PIMCO Funds, at the discretion of Pacific Investment Management Company LLC (“PIMCO”) and without shareholder approval, the Fund may invest in additional Underlying PIMCO Funds created in the future.
The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Syzygy Asset Management, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes.
Investments in Underlying PIMCO Funds. The Fund may invest in any or all of the Underlying PIMCO Funds, but will not normally invest in every Underlying PIMCO Fund at any particular time. The Fund’s investment in any particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Fund’s investments in the Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities, normally will not exceed 20% of its total assets. The Fund’s combined investments in the Domestic Equity-Related Underlying PIMCO Funds normally will not exceed 50% of its total assets. The Fund’s combined investments in the International Equity-Related Underlying PIMCO Funds normally will not exceed 50% of its total assets. The Fund’s combined investments in the Equity-Related Underlying PIMCO Funds (less any investment in the Short Strategy Underlying PIMCO Funds) normally will not exceed sixty-six and two-thirds percent of its total assets. In addition, the Fund’s combined investments in Inflation-Related Underlying PIMCO Funds, which seek to gain exposure to an asset class such as U.S. Treasury Inflation-Protected Securities (“TIPS”), commodities, or real estate, normally will not exceed 75% of its total assets.
Asset Allocation Investment Process. The Fund’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, the Fund’s asset allocation sub-adviser considers a broad range of quantitative data and qualitative inputs, both in isolation and to a material degree as inputs into a series of quantitative models that inform the final allocation and trading decisions, which are made by the Fund’s portfolio managers. The quantitative data and qualitative inputs considered include (but are not limited to) macroeconomic data relating to U.S. and foreign economies (such as economic growth measures, inflation measures, production and consumption measures and monetary policies) and financial market data relating to U.S. and foreign asset classes (such as yield levels, income growth rates, valuation measures, credit and default risk measures and financial statement data). These data points are primarily used as inputs to a series of quantitative models, which collectively enable the asset allocation sub-adviser to construct multiple optimized model portfolios for consideration in determining the Fund’s actual allocation and trading approach. These include models relating to capital markets expectations, macroeconomic regimes, risk regimes, factor analysis of Underlying PIMCO Funds and portfolio construction. Multiple model portfolios are constructed so that the portfolio managers can assess the implications, attributes and tradeoffs of different asset allocation approaches in determining the final allocation and trading decisions, in seeking to achieve the objectives of the Fund.
In addition to these quantitative and model-driven considerations, which comprise a majority of the asset allocation investment process, the portfolio managers also may consider various qualitative inputs in refining their final allocation and trading decisions. These may include qualitative macroeconomic and financial market views held by the asset allocation sub-adviser and PIMCO, as well as subjective assessments of liquidity risk, risk premia attractiveness, expected net flows into the Fund and investor behavioral factors.
The Fund’s asset allocation sub-adviser has the flexibility to reallocate the Fund’s assets among any or all of the Underlying PIMCO Funds based on the asset allocation sub-adviser’s ongoing analyses of the

2  Summary Prospectus | PIMCO Funds

Summary Prospectus

absolute and relative attractiveness of the asset class and other investment exposures represented in each. These include (but are not limited to) exposures relating to U.S. and foreign equity, fixed income, currency and commodity markets, as well as idiosyncratic exposures of specific companies, countries, issuers or risk premia. While these analyses are updated and reviewed frequently, material shifts in asset allocation positioning are typically staged over longer periods of time, which reflects multiple considerations including market momentum, seeking best trading execution and monitoring portfolio turnover.
Borrowing for Investment Purposes. The Fund may use leverage by borrowing for investment purposes to purchase additional shares of Underlying PIMCO Funds. The Fund can borrow from banks up to a maximum of thirty-three and one-third percent of total assets. If at any time the Fund’s borrowings exceed this thirty-three and one-third percent maximum limitation, the Fund will, within three business days, decrease its borrowings to the extent required. Borrowing requires the payment of interest and other loan costs. To make such payments, the Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. At times when the Fund’s borrowings are substantial, the interest expense to the Fund may result in the Fund having little or no investment income. The use of leverage by borrowing creates the potential for greater gains to shareholders of the Fund during favorable market conditions and the risk of magnified losses during adverse market conditions. In addition, the Underlying PIMCO Funds may engage in certain transactions that give rise to a form of leverage.
Principal Risks
It is possible to experience losses on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Principal Risks of the Fund
Allocation Risk: the risk that the Fund could experience losses as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines. There is no guarantee that the Fund’s asset allocation strategy will be successful or that the markets in which the Fund invests will perform as expected
Fund of Funds Risk: the risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives
Leveraging Risk: the risk that certain transactions of the Fund, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, and derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss. The use of leverage may also increase the Fund’s sensitivity to interest rate changes and other market risks
Certain principal risks of investing in the Underlying PIMCO Funds, and consequently the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
Certain Principal Risks of Underlying PIMCO Funds
As used in the risk disclosures below, the term “Fund” refers to one or more Underlying PIMCO Funds.
Market Trading Risk: the risk that an active secondary trading market for shares of a Fund that is an exchange-traded fund does not continue once developed, that such Fund may not continue to meet a listing exchange’s trading or listing requirements, that trading in such Fund shares may be halted or become less liquid, or that such Fund’s shares trade at prices other than the Fund’s net asset value and are subject to trading costs. These risks may be exacerbated if the creation/redemption process becomes less effective, particularly during times of market stress or volatility
New Fund Risk: the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies
Small Fund Risk: the risk that a smaller fund may not achieve investment or trading efficiencies or may be limited in ability to participate in certain investment opportunities due to its size. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions by investors
Municipal Project-Specific Risk: the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation and utilities), industrial development bonds, or in bonds from issuers in a single state
Municipal Bond Risk: the risk that the Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal
Interest Rate Risk: the risk that fixed income securities will fluctuate in value due to changes or the anticipation of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Factors such as government and central bank policy, inflation, the economy, and the market for bonds can impact interest rates and yields
Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call

August 1, 2026 (as supplemented August 18, 2026) | SUMMARY PROSPECTUS  3

PIMCO All Asset All Authority Fund

outstanding securities prior to their maturity for a number of reasons including declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality. If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk: the risk that the Fund could experience losses if the issuer or guarantor of a fixed income security, the counterparty to a derivative contract or a repurchase agreement, a borrower of portfolio securities or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of market, credit, call and liquidity risks. High yield securities are considered primarily speculative by rating agencies with respect to the issuer’s continuing ability to make principal and interest payments, and their values may be more volatile than higher-rated securities of similar maturity
Distressed Company Risk: the risk that securities of distressed companies may be subject to greater levels of market, credit, issuer and liquidity risks. Distressed companies may be engaged in restructurings, bankruptcy proceedings, or other financial difficulties, which may cause the value of their securities to fluctuate rapidly or unpredictably
Market Risk: the risk that the value of securities owned by the Fund may fluctuate, sometimes rapidly or unpredictably, due to a variety of factors affecting securities markets generally or particular industries or sectors
Issuer Risk: the risk that the value of a security may decline for reasons related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, credit tightening and may be magnified in changing interest rate environments or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. The liquidity of the Fund’s shares may be constrained by the liquidity of the Fund’s portfolio holdings
Derivatives Risk: the risk of investing in derivative instruments (such as forwards, futures, options, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Derivatives used for hedging or risk management may not operate as intended or may expose the Fund to additional risks. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulations relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Futures Contract Risk: the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In addition, futures contracts may expose the Fund to leverage risk, liquidity risk, market volatility, and margin requirements
Model Risk: the risk that the Fund's investment models used in making investment allocation decisions, and the indexation or quantitative methodologies used in constructing an underlying index or model portfolio for the Fund that seeks to track the investment results of such underlying index or model portfolio, may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Fund. The performance of the investment models may be impacted by software or other technology malfunctions, human error, issues related to the potential use of artificial intelligence and machine learning (AI), programming inaccuracies, power loss, and other events or circumstances, which may be difficult to detect and may be beyond the control of the Fund
Commodity Risk: the risk that investing in commodity-linked derivative instruments and commodities, either directly or indirectly through a subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked

4  Summary Prospectus | PIMCO Funds

Summary Prospectus

derivative instruments or commodities may be affected by changes in overall market movements, foreign currency exchange rates, commodity index volatility, changes in inflation, interest rates, or supply and demand factors affecting a particular industry or commodity market, such as drought, floods, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber hacking, economic and political developments, environmental proceedings, tariffs, sanctions, export controls, changes in storage costs, availability of transportation systems, and international economic, political and regulatory developments. Investments in commodities can also present risks associated with transportation and delivery, custody, storage and maintenance, illiquidity, and the unavailability of accurate market valuations of the commodity
Equity Risk: the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the Fund’s guidelines), which generally carry higher levels of the foregoing risks
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller or less developed markets, differing financial reporting, accounting, corporate governance and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable U.S. or foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments, trade restrictions (including tariffs) or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Real Estate Risk: the risk that the Fund’s investments in real estate investment trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including risks related to losses from casualty or condemnation, changes in local and general economic conditions, fluctuations in supply and demand, interest rate changes, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, REITs that are privately held or not traded on a national securities exchange may subject the Fund to liquidity and valuation risk
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit events resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk: the risk that foreign (non-U.S.) currencies may fluctuate in value relative to the U.S. dollar, which can affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss. The use of leverage may also increase the Fund’s sensitivity to interest rate risks
Smaller Company Risk: the risk that the value of securities issued by a smaller company may fluctuate, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. Investments in smaller companies generally are subject to greater levels of credit, market and issuer risk
Issuer Non-Diversification Risk: the risk of focusing investments on a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a “diversified” portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and Syzygy Asset Management, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO or Syzygy Asset Management in connection with managing the Fund and may cause PIMCO or Syzygy Asset Management to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk: the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the

August 1, 2026 (as supplemented August 18, 2026) | SUMMARY PROSPECTUS  5

PIMCO All Asset All Authority Fund

short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.  Also, to the extent the Fund seeks to gain negative exposure to an asset class such as equities, such exposure may create the potential for losses should those asset classes deliver positive returns
Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions
Subsidiary Risk: the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), the Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved
Value Investing Risk: the risk that value stocks may decrease in price or may not increase in price as anticipated by PIMCO if they continue to be undervalued by the market or the factors that PIMCO believes will cause the stock price to increase do not occur
Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk, market risk, liquidity risk and credit risk
Collateralized Loan Obligations Risk:  the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO's manager may perform poorly
Exchange-Traded Fund Risk: the risk that an exchange-traded fund may not achieve its investment objective, among other reasons, because of regulatory restrictions, including, for example, exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund
Tracking Error Risk: the risk that the portfolio of a Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. For example, the Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Fund and the underlying index may vary due to asset valuation differences and differences between the Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index
Indexing Risk: the risk that the Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. For periods prior to the inception date of I-3 shares (April 27, 2018), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses paid by the I-3 shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) two supplemental indexes. It is not possible to invest directly in an unmanaged index. The Fund’s regulatory index is the Bloomberg Global Aggregate (USD Hedged) Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The

6  Summary Prospectus | PIMCO Funds

Summary Prospectus

Bloomberg Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities. The Bloomberg U.S. TIPS Index is a supplemental index of the Fund. The Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities (“TIPS”) rated investment grade (Baa3 or better) that have at least one year to final maturity and at least $500 million par amount outstanding. The CPI + 650 Basis Points benchmark is also a supplemental index of the Fund.  The CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The CPI is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/us/en/product-finder.

 Calendar Year Total Returns — Institutional Class

Best Quarter	June 30, 2020	13.13%
Worst Quarter	March 31, 2020	-19.37%
Year-to-Date	June 30, 2026	7.73%
Average Annual Total Returns (for periods ended 12/31/25)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	15.39%	3.72%	4.92%
Institutional Class Return After Taxes on Distributions(1)	12.14%	0.69%	2.45%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	9.07%	1.53%	2.72%
I-2 Return Before Taxes	15.11%	3.59%	4.80%
I-3 Return Before Taxes	15.03%	3.53%	4.74%
Class A Return Before Taxes	8.46%	2.07%	3.85%
Class C Return Before Taxes	12.90%	2.45%	3.65%
Bloomberg Global Aggregate (USD Hedged) Index (reflects no deductions for fees, expenses or taxes)	4.86%	0.34%	2.39%
Bloomberg U.S. TIPS Index (reflects no deductions for fees, expenses or taxes)	7.01%	1.12%	3.09%
Consumer Price Index + 650 Basis Points (reflects no deductions for fees, expenses or taxes)	9.15%	10.97%	9.71%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers

PIMCO serves as the investment adviser for the Fund. Syzygy Asset Management serves as the asset allocation sub-adviser to the Fund. The Fund’s portfolio is jointly and primarily managed by Robert D. Arnott and Jim Masturzo. Mr. Arnott is the Chairman and Founder of Syzygy Asset Management and he has managed the Fund since its inception in October 2003. Mr. Masturzo is a Partner and CIO of Syzygy Asset Management and he has managed the Fund since July 2023.
Purchase and Sale of Fund Shares
Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.
Institutional Class, I-2, I-3 and Administrative Class
The minimum initial investment for Institutional Class, I-2, I-3 and Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.
You may sell (redeem) all or part of your Institutional Class, I-2, I-3 and Administrative Class shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:

August 1, 2026 (as supplemented August 18, 2026) | SUMMARY PROSPECTUS  7

PIMCO All Asset All Authority Fund

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Sending a written request by regular mail to:
PIMCO Funds
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Funds c/o SS&C Global Investor and Distribution Solutions, Inc.
801 Pennsylvania Avenue, STE 219024, Kansas City, MO 64105-1307
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Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you
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Sending a fax to our Shareholder Services department at 816.421.2861
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Sending an e-mail to piprocess@sscinc.com
Class A and Class C
The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o SS&C Global Investor and Distribution Solutions, Inc., 801 Pennsylvania Avenue, STE 219294, Kansas City, MO 64105-1307. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal. Distributions paid by the Fund that are properly reported as “exempt interest dividends” normally will be exempt from U.S. federal income taxes, but may not be exempt from the federal alternative minimum tax.
Payments to Broker-Dealers and Other Financial Firms
If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm’s website for more information.

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